**TRANSFER OF OIL, GAS AND MINERAL LEASES**

**WHEREAS**, on October 20, 2009, filed November 9, 2009, in the land records of Jefferson County, Mississippi, in Book 114, Page 019, Westrock Land Corp. ("Westrock") executed an Assignment of Oil, Gas, and Mineral Leases unto American Exploration Corp. ("Am. Exploration"), assigning all of Westrock's interest in and to those certain Oil, Gas and Mineral Leases and the leasehold estates created thereby more particularly identified and described on Exhibit "A", attached hereto; and

**WHEREAS**, said October 20, 2009, Assignment was executed pursuant to an Option Agreement between Westrock and Am. Exploration dated November 3, 2008, as amended by an August 17, 2009, Option Purchase Agreement, and as further amended by a November 2, 2010, Option Purchase Agreement – Amendment ("the Option Purchase Agreement"); and

**WHEREAS**, pursuant to the Option Purchase Agreement, in the event of default, Am. Exploration was to automatically forfeit and transfer back to Westrock those certain Oil, Gas and Mineral Leases and the leasehold estates created thereby more particularly identified and described on Exhibit "A", attached hereto; and

**WHEREAS**, the present assignment and transfer is entered into pursuant to the terms of the Option Purchase Agreement as the result of an event of default.

**NOW, THEREFORE**, Am. Exploration hereby sells, transfers, sets over, delivers, and assigns unto Westrock all of Am. Exploration's interest in and to those certain Oil, Gas and Mineral Leases and the leasehold estates created thereby more particularly identified and described on Exhibit "A", attached hereto, and made a part hereof for all purposes.

Am. Exploration warrants it is the lawful owner of and has good title to the interest above assigned in and to the Oil, Gas, and Mineral Leases assigned hereby, free and clear from all liens, encumbrances or adverse claims.

**IN WITNESS WHEREOF**, Am. Exploration has caused this instrument to be executed on this the 12th day of December, 2011; however, this Assignment is effective as of the effective dates of the respective Oil, Gas, and Mineral Leases assigned hereby.

**ASSIGNOR**

**AMERICAN EXPLORATION CORP.**

By: ______________________

Its: President / CEO

## ACKNOWLEDGEMENT

**PROVINCE OF NOVA SCOTIA**

**CITY OF HALIFAX**

Personally appeared before me, the undersigned authority in and for the said province and city, on this 12th day of December, 2011, within my jurisdiction, the within named ______________________, who acknowledged that (he)(she) is PRESIDENT / CEO of American Exploration Corp., a Nevada corporation, and that for and on behalf of the said corporation, and as its act and deed (he)(she) executed the above and foregoing instrument, after first having been duly authorized by said corporation so to do.

______________________
NOTARY PUBLIC CLYDE A. PAUL

MY COMMISSION EXPIRES:

NO EXPIRY

The following Oil & Gas Leases:

| LESSOR | LESSEE | DATED | RECORDED |
|---|---|---|---|
| Corinne P. Smith | Bruxoil, Inc | 7/10/2008 | 112/396 |
| Alice Mae Bowen | Bruxoil, Inc | 7/10/2008 | 112/402 |
| Betsy H. Phillips | Bruxoil, Inc | 7/10/2008 | 112/408 |
| John P. Bowen | Bruxoil, Inc | 7/10/2009 | 112/414 |
| Penny P. Johnston | Bruxoil, Inc | 7/10/2009 | 112/420 |
| Pamela Phillips | Bruxoil, Inc | 7/10/2009 | 112/426 |
| Barbara B. Reetz | Bruxoil, Inc | 7/10/2009 | 112/432 |
| Marion Smith et al | Bruxoil, Inc | 10/6/2008 | 112/438 |
| David K. Brooks | Bruxoil, Inc | 10/6/2008 | 112/444 |
| Phillip S. Phillips | MR Properties Partnership | 7/10/2008 | 113/199 |
| Pamela Phillips | MR Properties Partnership | 7/10/2008 | 113/205 |
| Penny P. Johnston | MR Properties Partnership | 7/10/2008 | 113/211 |
| Petro Vaughn | Bruxoil, Inc | 9/15/2008 | 112/450 |
| Nichols Fm. Tr | Bruxoil, Inc | 9/15/2008 | 112/456 |
| Gunter Fm Tr | Bruxoil, Inc | 6/9/2008 | 112/462 |
| E. L. Palmer, Est. | Bruxoil, Inc | 7/21/2008 | 112/467 |
| J. J. Tucker | Bruxoil, Inc | 6/5/2008 | 112/474 |
| Board of Education Jefferson County | Bruxoil, Inc | 1/15/2008 | 111/647 |
| Burkley Farms | Bruxoil, Inc | 7/10/2008 | 112/484 |

EXHIBIT
"A"